EXHIBIT 32.1

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 8 U.S.C.
               SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


                                    CERTIFICATION

In connection with the Quarterly Report of Euro Group of Companies, Inc. (formerly ICT Technologies, Inc.), a Delaware corporation (the "Company") on Form 10-QSB/A for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer, hereby certifies, pursuant to 8 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report of the Company fully complies with the requirements of section 13(a) of the Securities Exchange Act; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/  Vasilios Koutsobinas
                                            -----------------------------------
                                                 Vasilios Koutsobinas
                                                 Chief Executive Officer


January 9, 2008